Exhibit 10.11

CONFIDENTIAL TREATMENT REQUESTED

UNIVERSITY of PENNSYLVANIA

Second Amendment to License Agreement

This Second Amendment to License Agreement (this “Second Amendment”) effective as of September 9, 2014 (this “Second Amendment Effective Date”), is made by and between The Trustees of the University of Pennsylvania (“Penn”) and ReGenX Biosciences, LLC (“Company”) (collectively, the “Parties”) and amends the License Agreement between the Parties, which was effective as of February 24, 2009, as subsequently amended by a First Amendment dated March 6, 2009 (the “License Agreement”). All capitalized terms used but not defined herein shall have the meaning set forth in the License Agreement.

BACKGROUND

The License Agreement relates to certain intellectual property developed by Dr. James M. Wilson of Penn’s Perelman School of Medicine, which intellectual property is the subject of patents or patent applications (the “Penn Dockets”).

WHEREAS, the Company has elected to exercise certain of its option rights pursuant to the sponsored research agreement by and between the Parties effective as of February 24, 2009 and as subsequently amended with respect to certain Penn patentable inventions and patent rights. Penn and Company have reached agreement on terms to extend such additional Penn patent rights to Company as set forth herein;

WHEREAS, The Parties wish to amend the License Agreement to reflect these changes.

Now, therefore, in consideration of the promises and covenants contained in this Second Amendment and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound, the Parties agree as follows:

1) Exhibit A of the License Agreement is hereby amended and restated in its entirety by Exhibit A to this Second Amendment to add the additional Patent Rights and Know-How designated therein as “Second Amendment Patent Rights and Know-How”. On the Second Amendment Effective Date, Company will reimburse Penn for all patent prosecution and maintenance expenses associated with the Second Amendment Patent Rights that have not previously been reimbursed by Company.

2) The following definitions in Section 1.2 of the License Agreement shall be amended and restated in their entirety as follows:

“Background Know-How” means all Know-How that (a) was developed by Dr. Wilson, or other Penn researchers working under his direct supervision, at Penn, and (b) is related to the adeno associated virus technology platform discovered by Dr. Wilson at Penn prior to February 24, 2009, or is related to the adeno associated virus technology platform discovered by Dr. Wilson at Penn after February 24, 2009 pursuant to the SRA, arid (c) is owned by Penn and available for licensing,

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CONFIDENTIAL TREATMENT REQUESTED

and (d) is necessary or useful for the practice of the Patent Rights in connection with the manufacture, use, sale, importation and/or other exploitation of the Licensed Products or the practice of the Licensed Processes in the Territory in the Field of Use, including, without, limitation, any Know-How necessary for the Company to manufacture or have manufactured the materials produced by the Penn Vector Core or Dr. Wilson’s lab at Penn.

“Field of Use” means any and all fields of use, except with respect to the Patent Rights listed in Exhibit A, Part 2 and all related Know-How and data, for which the Field of Use is limited to viral vector mediated gene therapy.

“Know-How” means any and all information, discoveries, software, methods, works of authorship, techniques, formulae, data, biological materials, processes, unpatentable inventions and other know-how, not including the Patent Rights, developed prior to the Effective Date or under the SRA.

“Patent Rights” means (i) all of Penn’s patent rights represented by or issuing from the United States patents and patent applications (including provisional patent applications) listed in Exhibit A, as well as any continuations, continuations-in-part (to the extent the inventions claimed or disclosed in any such patent or patent applications are directed to subject matter specifically described in the patent or patent applications listed in Exhibit A), divisionals, reexaminations, renewals, re-issues, substitutions, extensions and foreign counterparts of any of the foregoing, and all other patents and patent applications that claim priority from or have common priority with any of the foregoing patents and patent applications, (to the extent the inventions claimed or disclosed in any such patent or patent applications are directed to subject matter specifically described in the patent or patent applications listed in Exhibit A) and including any patents issuing from any of the foregoing; and (ii) all patentable inventions (to the extent they are or become available for license) that (a) were discovered by Dr. Wilson, or other Penn researchers working under his direct supervision, at Penn prior to the Second Amendment Effective Date, and (b) are related to the adeno associated virus technology platform discovered by Dr. Wilson at Penn prior to the Effective Date or under the SRA, and (c) are owned by Penn and available for licensing.

“SRA” means the each of: 1) the Sponsored Research Agreement between the Company and Penn effective as of February 24, 2009, as subsequently amended and 2) the Sponsored Research Agreement between the Company and Penn effective as of November 1, 2013 and any future amendments thereof

3) Section 1.5 (a) of the License Agreement shall be amended and restated in its entirety as follows:

“1.5(a) Within **** after Company enters into a sublicense agreement, Company will deliver to Penn a complete and accurate copy of the entire executed sublicense agreement written in the English language.”

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4) Section 2.3 of the License Agreement shall be amended and restated in its entirety as follows:

“Company is deemed to have fully satisfied all of its obligations under this Section 2.”

5) Section 3.2 is hereby amended to add the following language at the end:

“Notwithstanding anything herein to the contrary, in no event shall Penn receive a royalty of less than **** (****) of Net Sales of Licensed Pharmaceutical Products sold by ****, where such Licensed Pharmaceuticals Products are not also covered by GSK Licensed Patents. For clarity, **** include ****.”

6) Section 6.1 of the License Agreement shall be amended and restated in its entirety as follows:

“6.1 Term. This Agreement will commence on Effective Date and end upon the expiration of the Royalty Term (the “Term”). Earned royalties pursuant to Section 3.4 shall only be payable hereunder during the Royalty Term. Upon expiration of the Agreement, Company’s license under Section 1.1(c) will become perpetual, irrevocable, royalty-free, transferable, sublicensable, and fully paid-up.”

7) Section 6.3 of the License Agreement shall be amended and restated in its entirety as follows:

“6.3 Early Termination by Penn. Penn may terminate this Agreement if: (a) Company is more than **** late in paying to Penn any amounts owed under this Agreement and does not pay Penn in full within **** after receipt of written notice indicating such default and demanding payment, including accrued interest (a “Payment Default”); (b) other than a Payment Default, Company or its Affiliate fails to achieve a diligence event on or before the applicable completion date or otherwise breaches this Agreement and does not cure such failure or breach within **** after written notice of the breach; or (c) Company or its Affiliate experiences a Trigger Event.”

8) Section 6.4 of the License Agreement shall be amended and restated in its entirety as follows:

“6.4 Trigger Event. The term “Trigger Event” means any of the following: (a) if Company or its Affiliate (i) becomes insolvent, bankrupt or generally fails to pay its debts as such debts become due, (ii) is adjudicated insolvent or bankrupt, (iii) admits in writing its inability to pay its debts, (iv) suffers the appointment of a custodian, receiver or trustee for it or its property and, if

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appointed without its consent, not discharged within ****, (v) makes an assignment for the benefit of creditors, or (vi) suffers proceedings being instituted against it under any law related to bankruptcy, insolvency, liquidation or the reorganization, readjustment or release of debtors and, if contested by it, not dismissed or stayed within ****; (b) the institution or commencement by Company or its Affiliate of any proceeding under any law related to bankruptcy, insolvency, liquidation or the reorganization, readjustment or release of debtors; (c) the entering of any order for relief relating to any of the proceedings described in Section 6.4(a) or (b) above; (d) the calling by Company or its Affiliate of a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (e) the act or failure to act by Company or its Affiliate indicating its consent to, approval of or acquiescence in any of the proceedings described in Section 6.4(b) (d) above; or (f) the commencement by Company of any action against Penn, including an action for declaratory judgment, to declare or render invalid or unenforceable the Patent Rights, or any claim thereof.”

9) Section 6.5 of the License Agreement shall be amended and restated in its entirety as follows:

“6.5 Effect of Termination. Upon the early termination of this Agreement pursuant to Section 6.2 or 6.3: (a) the Licenses shall terminate; (b) Company and all its Affiliates will cease all making, having made, using, importing, offering for sale and selling all Licensed Products and practicing the Licensed Processes; (c) Company shall assign and Penn will accept the assignment of all sublicenses granted to sublicensees to the extent related solely to the Patent Rights or the Licensed Products; provided, however, that any such sublicensee (i) is not in breach of any provision of this Agreement or the applicable sublicense agreement as of the effective date of such termination and (ii) upon request by Penn, agrees in writing that such sublicensee will perform all obligations of Company under this Agreement that are applicable to the sublicensed rights; (d) Company will pay to Penn all amounts, including accrued interest, owed to Penn under this Agreement and any Sponsored Research Agreement related to the Patent Rights, through the date of termination, including royalties on Licensed Products invoiced or shipped through the date of termination when such payments are received, whether or not payment is received prior to termination; (e) each Party will, at the other Party’s request, return to such Party all confidential information of such Party; and (0 except as provided in Section 6.6, all rights and duties of Penn and the Company under this Agreement immediately terminate without further action required by either Penn or Company.”

10) The second sentence of Section 13.5 is amended and restated as follows:

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CONFIDENTIAL TREATMENT REQUESTED

Notwithstanding the foregoing, provided that Company is not in breach of any provisions of this Agreement, Company shalt be permitted to assign this Agreement, without the prior written consent of Penn, pursuant to a merger or sale of all or substantially all of the assets to which the Agreement relates to a company in the business of developing and commercializing pharmaceutical products that has, together with its affiliates, a market value or, in the case of a publicly traded company listed on a nationally recognized exchange, market capitalization, of at least $250,000,000.

11. For clarity, Exhibit A now includes, in Part 2, all available intellectual property and technology owned and controlled by Penn and created at Penn in the laboratory of Dr. James M. Wilson, MA., Ph.D. through the Second Amendment Effective Date in the disease indications of familial hypercholesterolemia (FH) and ornithine transcarbarnylase deficiency (OTC), including any related data and know-how.

12. This Second Amendment, together with the License Agreement and First Amendment, constitute the entire agreement between the Parties. All other terms and provisions of the License Agreement, except as expressly amended by this Second Amendment, remain in full force and effect.

13. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original and together shall be deemed one and the same instrument.

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Second Amendment to be executed by their duly authorized representatives.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By:	/s/ John S. Swartley, Ph.D.
Name:	John S. Swartley, Ph.D.
Title:	Associate Vice President for Research
Executive Director, PCI
Date:	September 9, 2014

REGENX BIOSCIENCES, LLC

By:	/s/ Kenneth T. Mills
Name:	Kenneth T. Mills
Title:	President and CEO
Date:	September 9, 2014

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CONFIDENTIAL TREATMENT REQUESTED

Exhibit A

Patents and Patent Applications in the Patent Rights

Part 1; No Field of Use Limitation

Penn #	Disclosure Title	US Patents	Foreign Patents
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

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	****	****	****
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****	****	****	****
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Docket V5085	Combination method to generate novel and/or hybrid coding sequences within the defined domains
Serial No	Patent No	App Type	File Date	Country	Issue Date
****		****	****	****
****		****	****	****

Docket V5131	A domain of the adeno-associated virus stereotype 6 capsid that confers transduction of conducting airway epithelium
Serial No	Patent No	App Type	File Date	Country	Issue Date
****		****	****	****
****		****	****	****
****		****	****	****
****		****	****	****
****		****	****	****
****		****	****	****

Docket X5836	The receptor for AAV9 and its modification in vivo to improve lung gene therapy
Serial No	Patent No	App Type	File Date	Country	Issue Date
****		****	****	****
****		****	****	****
****		****	****	****
****		****	****	****
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****		****	****	****
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Docket Z6622	Treatment of MPS1
Serial No	Patent No	App Type	File Date	Country	Issue Date
****		****	****	****
****		****	****	****

Exhibit A, Part 2

Field of Use limited to viral vector mediated delivery of gene therapy product

Docket 14-7025	Improved AAV-LDLR for treating human disease
Serial No	Patent No	App Type	File Date	Country	Issue Date
****		****	****	****
****		****	****	****

Docket 14-7037	AAV OTC for treating human disease
Serial No	Patent No	App Type	File Date	Country	Issue Date
****		****	****	****

Penn / Wilson Lab Know-How for the Familial Hypercholesterolemia and Onithine Transcarbamylase Deficiency (OTC) Programs

FH Know-How (associated with ****)

****

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OTC Know-How (associated with ****)

****

****	CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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